SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             ---------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 20, 1996

                    Golden Books Family Entertainment, Inc.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                0-14399             06-1104930
 (State or Other Jurisdiction    (Commission         (IRS Employer
      of Incorporation)           File Number)     Identification No.)


          850 Third Avenue, New York, New York         10022
        (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code:(212) 753-8500


         (Former Name or Former Address, if Changed Since Last Report)

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              As reported in the Current Report on Form 8-K dated August 20, 1996, filed by Golden Books Family Entertainment, Inc. (the "Company") on August 30, 1996, the Company acquired substantially all of the television and film library properties of Broadway Video Entertainment, L.P. ("BVE L.P.") and its affiliates (which constituted substantially all of the assets of BVE, L.P.) and assumed the profit participations payable and all liabilities incurred in connection with the exploitation of such assets after the closing (the "Acquisition") pursuant to an Asset Purchase Agreement, dated as of July 30, 1996, among BVE, L.P., Broadway Video Enterprises, Inc., Lone Ranger Music, Inc., Palladium Limited Partnership, the Company and certain of the Company's subsidiaries.

              The Company hereby files this Amendment on Form 8-K/A to file the historical financial statements and pro forma financial statements required pursuant to Item 7 of Form 8-K with respect to the Acquisition, to the extent not previously filed.

              (a)  Financial statements of businesses acquired.

                   (i)  Broadway Video Entertainment, L.P.

                             Unaudited Interim Condensed Consolidated Financial
                             Statements:

                             Unaudited Condensed Consolidated Balance Sheet as of June 30, 1996

                             Unaudited Condensed Consolidated Statement of Operations for the six months ended June 30, 1996 and 1995

                             Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995

                             Unaudited Condensed Consolidated Statements of Changes in Partners' Capital for the six months ended June 30, 1996

                             Notes to Unaudited Condensed Consolidated
                             Financial Statements

              (b)  Pro forma financial information.

                   Golden Books Family Entertainment, Inc.

                             Unaudited Pro Forma Condensed Balance Sheet as of August 3, 1996

                             Unaudited Pro Forma Condensed Statement of
                             Operations for the year ended February 3, 1996

                             Unaudited Pro Forma Condensed Statement of
                             Operations for the six months ended August 3, 1996

                             Notes to Unaudited Pro Forma Condensed Financial Statements

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GOLDEN BOOKS FAMILY ENTERTAINMENT, INC.



Dated:  October 15, 1996               By:  /s/ Philip E. Rowley
                                            Philip E. Rowley
                                            Chief Financial Officer and
                                            Executive Vice President

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

                        FINANCIAL STATEMENT DESCRIPTION

              (a)(i)    Broadway Video Entertainment, L.P.:

                             Unaudited Interim Condensed Consolidated Financial
                             Statements:

                             Unaudited Condensed Consolidated Balance Sheet as of June 30, 1996

                             Unaudited Condensed Consolidated Statement of Operations for the six months ended June 30, 1996 and 1995

                             Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995

                             Unaudited Condensed Consolidated Statements of Changes in Partners' Capital for the six months ended June 30, 1996

                             Notes to Unaudited Condensed Consolidated
                             Financial Statements

              (b)  Pro forma financial information:

                   Golden Books Family Entertainment, Inc.

                             Unaudited Pro Forma Condensed Balance Sheet as of August 3, 1996

                             Unaudited Pro Forma Condensed Statement of
                             Operations for the year ended February 3, 1996

                             Unaudited Pro Forma Condensed Statement of
                             Operations for the six months ended August 3, 1996

                             Notes to Unaudited Pro Forma Condensed Financial Statements

                       BROADWAY VIDEO ENTERTAINMENT, L.P.
                     CONDENSED CONSOLIDATED BALANCE SHEETS


                                                        6/30/96      12/31/95
                                                     ------------- ------------
                                                      (UNAUDITED)
ASSETS
Current assets:
    Cash and cash equivalents                        $  5,289,216  $ 2,507,302
    Accounts receivable, net                            1,791,214    1,434,173
    Prepaid expenses and other current assets             158,898      139,592
                                                     ------------- ------------
Total current assets                                    7,239,328    4,081,067


Film library, net                                       4,471,281    4,709,694
Deferred writers advances                                 200,633      132,152
Other assets                                            2,666,447    2,660,663
                                                     ------------- ------------
                                                     $ 14,577,689  $11,583,576
                                                     ============= ============

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities:
    Accrued interest payable                         $  1,619,870  $ 1,051,702
    Accrued expenses and other current liabilities      2,586,730    2,047,673
                                                     ------------- ------------
Total current liabilities                               4,206,600    3,099,375

Long-term debt-bank                                     3,033,333            -
Long-term debt-subordinated                            13,535,948   12,975,272
Other liabilities                                         224,525      197,831

Partners' capital                                      (6,422,717)  (4,688,902)
                                                     ------------- ------------
                                                     $ 14,577,689  $11,583,576
                                                     ============= ============

SEE NOTES TO FINANCIAL STATEMENTS.

                       BROADWAY VIDEO ENTERTAINMENT, L.P.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                                 SIX MONTHS ENDED JUNE 30,

                                                     1996          1995
                                                ------------- ---------------
                                                  (UNAUDITED)   (UNAUDITED)


Revenues                                         $ 7,175,020    $ 5,633,508

Costs and expenses:
    Direct costs                                   3,056,238      1,383,357
    Selling expenses                                 330,796         16,893
    General and administrative expenses            1,968,712        718,282
    Management fees                                1,107,001        956,000
                                                ------------- ---------------
Operating income before other deductions
    and provision for income taxes                   712,273      2,558,976

Other expenses:
    Minority interest                                  4,286              -
    Interest expense, net                          1,386,904      1,119,836
                                                ------------- ---------------

Net (Loss) Income before income taxes               (678,917)     1,439,140
Provision for income taxes                            28,000         57,000
                                                ------------- ---------------
Net (Loss) Income                                $  (706,917)   $ 1,382,140
                                                ============= ===============


SEE NOTES TO FINANCIAL STATEMENTS.

                       BROADWAY VIDEO ENTERTAINMENT, L.P.
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                     SIX MONTHS ENDED JUNE 30,
                                                         1996          1995
                                                    ---------------------------
                                                     (UNAUDITED)   (UNAUDITED)

Net cash provided by operating activities            $   476,387   $ 3,020,645


INVESTING ACTIVITIES
Acquisition of film library                               (3,016)
Acquisition of property and equipment                    (98,559)            -
                                                    ------------- -------------
Net cash used in investing activities                   (101,575)            -


FINANCING ACTIVITIES
Distribution to partners                              (1,026,898)            -
Proceeds from long-term debt, bank                     3,500,000             -
Loan proceeds to general partner                         (66,000)            -
                                                    ------------- -------------
Net cash used by financing activities                  2,407,102             -

                                                                             -

Net increase in cash                                   2,781,914     3,020,645

Cash and cash equivalents at beginning of period       2,507,302     6,430,452
                                                    ------------- -------------
Cash and cash equivalents at end of period           $ 5,289,216   $ 9,451,097
                                                    ============= =============

SEE NOTES TO FINACNIAL STATEMENTS.

                       BROADWAY VIDEO ENTERTAINMENT, L.P.
       CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' CAPITAL
                                  (UNAUDITED)


                                                       BROADWAY VIDEO      BROADWAY
                                                      ENTERPRISES, INC.   VIDEO, INC.     TOTAL
                                                      ------------------------------------------

Balance at December 31, 1995                             ($4,754,970)     $ 66,068  ($4,688,902)
NET LOSS FOR THE SIX MONTHS ENDED JUNE 30, 1996             (683,872)      (23,045)    (706,917)
DISTRIBUTIONS                                               (993,421)      (33,477)  (1,026,898)
                                                      ------------------------------------------

                                                      ----------------  ----------- ------------
BALANCE AT JUNE 30, 1996                                 ($6,432,263)     $  9,546  ($6,422,717)
                                                      ================  =========== ============

SEE NOTES TO FINANCIAL STATEMENTS.

                       BROADWAY VIDEO ENTERTAINMENT, L.P.

        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

                             JUNE 30, 1996 AND 1995


1.  ORGANIZATION AND NATURE OF BUSINESS

Broadway Video Entertainment, L.P., (the "Partnership") was organized on August 1, 1994 as a limited partnership under the laws of the State of New York to engage in acquiring, licensing and exploiting certain motion picture rights and properties. In accordance with the Partnership Agreement, (the "Agreement"), the initial capitalization of the Partnership occurred through a series of transaction in which net assets were contributed from individual partners in exchange for proportionate interests in the Partnership. In addition, debt was issued to a third party.

2.  BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included herein. Operating results for the six month periods ended June 30, 1996 and 1995 are not necessarily indicative of the results that may be expected for the year ended December 31, 1996 and 1995, respectively. For further information, refer to the consolidated financial statements and footnotes thereto included in the Partnership's annual financial report.

3.  PRINCIPLES OF CONSOLIDATION

The consolidated unaudited interim financial statements included herein reflect the accounts of the Partnership, its 50% owned subsidiary, McSpadden Smith Music, LLC, and its Broadway Comics Division. Significant intercompany accounts and transaction have been eliminated in consolidation.

4.  RELATED PARTY TRANSACTIONS

The Partnership regularly enters into transactions with an affiliated company in accordance with a ten-year Management Service Agreement (the "Service Agreement"), as defined in the Agreement. Accordingly, during the six months ended June 30, 1996 and 1995, management fees under the Service Agreement were charged to the Partnership in the approximate amounts of $1,107,001 and $956,000, respectively.

                       BROADWAY VIDEO ENTERTAINMENT, L.P.

5.  RISKS AND UNCERTAINTIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities, at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

6.  LEGAL PROCEEDINGS

The Partnership is involved in various legal proceedings from time to time in the normal course of business. In management's opinion, the litigation in which the Partnership is currently involved, both individually and in the aggregate, is not material to the Partnership's financial condition or its results of operation.

7.  SUBSEQUENT EVENT

On August 20, 1996, pursuant to an Asset Purchase Agreement, dated as of
July 30, 1996 among Golden Books Family Entertainment, Inc. (the "Company") and certain of its subsidiaries and the Partnership, substantially all of the Partnerships' assets and certain liabilities incurred in connection with the exploitation of such assets after the related closing were sold for an aggregate purchase price of $81 million in cash and $10 million in Common Stock of the Company (901,408 shares).

               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following set forth the unaudited pro forma condensed balance sheet and unaudited pro forma condensed statement of operations of Golden Books Family Entertainment, Inc. (the "Company") for the six months ended August 3, 1996 and the unaudited pro forma condensed statement of operations for the year ended February 3, 1996, which are derived from the historical Consolidated Financial Statements of the Company. The unaudited pro forma condensed statement of operations for the periods presented give pro forma effect to (i) the issuance of Series B Preferred Stock to Golden Press Holding, L.L.C. (the "GPH Transaction"), (ii) the acquisition of substantially all of the television and film library properties of Broadway Video Entertainment, L.P. ("BVE L.P.") and its affiliates (which constituted substantially all of the assets of BVE, L.P.) and the assumption of the profit participations payable and all liabilities incurred in connection with the exploitation of such assets after the closing (the "Acquisition"), (iii) the issuance of $115 million of Convertible Trust Originated Preferred Securities by Golden Books Financing Trust (the "Preferred Securities") (the "Offering"), (iv) the investment by a wholly-owned subsidiary of Hallmark Cards, Incorporated ("Hallmark") in $25 million of common stock, par value $.01 per share, of the Company (the "Company Common Stock") (the "Hallmark Investment") and (v) the issuance of 84,967 additional shares of Company Common Stock to Richard E. Snyder pursuant to his employment agreement, in each case, as if such transactions had been consummated at the beginning of the period presented. The unaudited pro forma condensed statements of operations for the six months ended August 3, 1996 and the year ended February 3, 1996 reflect the statements of operations information of BVE, L.P. for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively. The unaudited pro forma condensed balance sheet gives pro forma effect to (i) the Acquisition, (ii) the issuance of the Preferred Securities in the Offering, (iii) the Hallmark Investment, (iv) the capital contribution of $2.0 million by the Company to FUTECH Educational Products, Inc. ("FUTECH") and
(v) the issuance of 84,967 shares of Company Common Stock and options to purchase 157,796 shares of Company Common Stock to Richard E. Snyder and other future payments pursuant to his employment agreement, in each case, as if such transactions had been consummated on August 3, 1996. The pro forma balance sheet at August 3, 1996 reflects the financial position of BVE, L.P. as of June 30, 1996. The pro forma adjustments are described in the notes hereto and are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma condensed financial statements do not necessarily reflect the results of operations or the financial position of the Company that actually would have resulted had the transactions above been consummated as of the date or for the period indicated. The unaudited pro forma condensed financial statements should be read in conjunction with the notes hereto, the consolidated financial statements and notes thereto of the Company for the year ended February 3, 1996 and for the six months ended
August 3, 1996 and the consolidated financial statements and the notes thereto of BVE, L.P. for the year ended December 31, 1995 and for the six months ended June 30, 1996.

                  UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                 AUGUST 3, 1996

                                             HISTORICAL       HISTORICAL     PRO FORMA
                                            GOLDEN BOOKS       BVE, L.P.    ADJUSTMENTS     PRO FORMA
                                            ------------      ----------    -----------     ---------
                                                        (DOLLARS IN THOUSANDS)
ASSETS

Cash and cash equivalents                   $     73,894      $    5,289    $  (78,200) (a) $ 129,444
                                                                               110,750  (b)
                                                                                (5,289) (c)
                                                                                25,000  (d)
                                                                                (2,000) (f)
Accounts receivable, net                          43,595           1,791                       45,386
Inventories                                       45,264                                       45,264
Net assets held for sale and other
current assets                                    33,067             159          (159) (c)    28,067
                                                                                (5,000) (a)
                                            ------------      ----------    -----------     ---------
  Total Current Assets                           195,820           7,239        45,102        248,161

Property, plant & equipment, net                  54,188             218                       54,406
Film library, goodwill and other
intangibles, net                                       -           6,244        85,680  (a)    91,924
Other non-current assets                           6,911             877         2,000  (f)     9,788
                                            ------------      ----------    -----------     ---------
  Total Assets                              $    256,919      $   14,578    $  132,782      $ 404,279
                                            ============      ==========    ===========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

LIABILITIES
Accounts payable                            $      9,089      $      298    $     (298) (c) $   9,089
Profit participation payable                           -           1,385                    $   1,385
Accrued expenses and other current
liabilities                                       33,444           2,523        (2,523) (c)    33,957
                                                                                   513  (e)
                                            ------------      ----------    -----------     ---------
  Total Current Liabilities                       42,533           4,206        (2,308)        44,431

Long-term debt                                   149,854          16,569       (16,569) (h)   149,854
Pension liability                                 28,230               -                       28,230
Other non-current liabilities                     16,728             225                       16,953
Company-Obligated Mandatorily Redeemable
  Convertible Preferred Securities of
  Golden Books Financing Trust Holding
  Solely Convertible Debentures                        -               -       110,750  (b)   110,750

STOCKHOLDERS' EQUITY (DEFICIT)
Series B Preferred Stock                          65,000               -                       65,000
Common stock                                         221               -             9  (a)       255
                                                                                    24  (d)
                                                                                     1  (e)
Additional paid-in capital                        80,623               -         9,991  (a)   116,545
                                                                                24,976  (d)
                                                                                   955  (e)
Retained earnings (deficit)                     (121,762)              -          (513) (e)  (123,231)

                                                                                  (956) (e)
Cumulative translation adjustment                 (1,686)              -                       (1,686)
Partners' capital                                      -          (6,422)        6,422  (a)         -
Treasury stock                                    (2,822)              -                       (2,822)
                                            ------------      ----------    -----------     ---------
  Total Stockholders' Equity (Deficit)            19,574          (6,422)       40,909         54,061

Total Liabilities and Stockholders'
Equity (Deficit)                            $    256,919      $   14,578    $  132,782      $ 404,279
                                            ============      ==========    ===========     =========

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED FEBRUARY 3, 1996

                                        HISTORICAL     HISTORICAL     PRO FORMA
                                       GOLDEN BOOKS     BVE, L.P.    ADJUSTMENTS    PRO FORMA
                                       ------------    ----------    -----------    ---------
                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

Revenues                               $   374,257     $   9,536      $             $ 383,793

Costs and Expenses:
Cost of sales                              281,392         2,756          3,699 (g)   287,847
Selling, general and
administrative expenses                    129,020         5,505            804 (g)   135,329
Restructuring charges, net                   6,701             -                        6,701
                                       ------------    ----------    -----------    ---------
                                           417,113         8,261          4,503       429,877
Income (loss) before interest
  expense and other expenses,
  taxes and distributions on
  redeemable preferred securities
  of subsidiary trust and other            (42,856)        1,275         (4,503)      (46,084)

Interest and other expenses, net            12,859         2,092         (1,822)(h)    13,342
                                                                            213 (h)
Distribution on redeemable
  preferred securities of
  subsidiary trust                               -             -         10,063 (i)    10,063
                                       ------------    ----------    -----------    ---------
Loss before taxes                          (55,715)         (817)       (12,957)      (69,489)

Provision for income taxes                  11,332            65                       11,397
                                       ------------    ----------    -----------    ---------
Net loss                               $   (67,047)    $    (882)     $ (12,957)    $ (80,886)
                                       ============    ==========    ===========    =========
Preferred dividends paid                       848                        8,512 (j)     9,360
                                       ------------                  -----------    ---------
Net loss available to common
stockholders                           $   (67,895)                  $  (21,469)    $ (90,246)
                                       ============                  ===========    =========
Weighted average shares                     21,047                                     25,283

Loss per common share                  $     (3.23)(k)                              $   (3.57)(l)
                                       ============                                 =========

             UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED AUGUST 3, 1996

                                        HISTORICAL     HISTORICAL     PRO FORMA
                                       GOLDEN BOOKS     BVE, L.P.    ADJUSTMENTS    PRO FORMA
                                       ------------    ----------    -----------    ---------
                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

Revenues                               $   134,856     $   7,175     $              $ 142,031

Costs and Expenses:
Cost of sales                              131,951         3,056          1,759 (g)   136,766
Selling, general and
administrative expenses                     75,466         3,407            245 (g)    79,118
Restructuring charges, net                  40,680             -                       40,680
                                       ------------    ----------    -----------    ---------
                                           248,097         6,463          2,004       256,564

Income (loss) before interest
  expense and other expenses,
  taxes and distributions on
  redeemable preferred securities
  of subsidiary trust and other           (113,241)          712         (2,004)     (114,533)

Interest and other expenses, net             4,391         1,391         (1,387)(h)     4,501
                                                                            106 (h)
Distribution on redeemable
  preferred securities of
  subsidiary trust                               -             -          5,031 (i)     5,031
                                       ------------    ----------    -----------    ---------
Loss before taxes                         (117,632)         (679)        (5,754)     (124,065)

Provision for income taxes                     522            28                          550
                                       ------------    ----------    -----------    ---------
Net loss                               $  (118,154)    $    (707)    $   (5,754)    $(124,615)
                                       ============    ==========    ===========    =========
Preferred dividends paid                     2,561                        2,119 (j)     4,680
                                       ------------                  -----------    ---------
Net loss available to common
stockholders                           $  (120,715)                  $   (7,873)    $(129,295)
                                       ============                  ===========    =========
Weighted average shares                     21,968                                     26,285

Loss per common share                  $     (5.50)(k)                              $   (4.92)(l)
                                       ============                                 =========


                NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL
                                   STATEMENTS

                             (DOLLARS IN THOUSANDS)

(a) Represents the Acquisition purchase price of $91,000 as represented by $81,000 in cash consideration (from proceeds of issued Preferred Securities
    - see Note (b)) and the issuance of $10,000 in Company Common Stock (901,408 shares). Cash adjustment includes $2,200 in estimated transaction costs and $5,000 in deposits for the Acquisition. Also reflects the elimination of BVE, L.P.'s historical stockholders' deficit and the recording of $91,924 of film library, goodwill and other intangible assets associated with the Acquisition.

(b) Represents the proceeds from the issuance of 2,300,000 shares of Company-Obligated Mandatorily Redeemable Convertible Preferred Securities of Golden Books Financing Trust Holding Solely Convertible Debentures for an aggregate of $115,000, net of $4,250 in transaction costs. The Company-Obligated Mandatorily Redeemable Convertible Preferred Securities of Golden Books Financing Trust Holding Solely Convertible Debentures are mandatorily redeemable in 2016.

(c) Represents the elimination of certain assets not acquired and certain liabilities not assumed in connection with the Acquisition.

(d) Represents the receipt of the $25,000 proceeds and the issuance of 2,356,198 shares of Company Common Stock in connection with the Hallmark Investment.

(e) Represents (i) $513 of special bonus and (ii) the issuance of 84,967 shares of Company Common Stock to Richard E. Snyder in connection with the anti-dilution provision of his employment agreement in connection with the Offering, the Acquisition and the Hallmark Investment.

(f) Represents the initial capital contribution of $2.0 million as called for in the agreement with FUTECH.

                NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL
                             STATEMENTS (CONTINUED)

                             (DOLLARS IN THOUSANDS)

(g) Represents the incremental amortization due to the application of purchase price accounting resulting from the preliminary allocation of the purchase price to the film library, goodwill and other intangibles. The film library (preliminarily estimated at $40,000) is being amortized using the film-forecast method and the goodwill (preliminarily estimated at $51,924) and other intangible assets are being amortized on a straight line basis over a period of 25 years (preliminary estimate). The preliminary purchase price allocation to the film library, goodwill and other intangibles and the respective amortization periods are subject to finalization.

(h) Represents the elimination of BVE, L.P.'s historical long-term debt and interest expense for the period presented as BVE, L.P.'s long-term debt was retired by BVE, L.P. in connection with the Acquisition. Also reflects the recognition of non-cash interest expense from amortization of deferred financing costs from the Offering.

(i) Represents dividends paid for period on Company-Obligated Mandatorily Redeemable Convertible Preferred Securities of Golden Books Financing Trust Holding Solely Convertible Debentures. Calculated based on offering of $115,000 of securities (See Note (b)) and a 8.75% annual dividend rate.

(j) Represents dividends of Company Common Stock paid on the Series B Preferred Stock issued in connection with the GPH Transaction. Calculated based on 195,000 shares of Company Common Stock issued quarterly utilizing the August 3, 1996 closing price of the Company Common Stock. The dividend on the Series A Preferred Stock is eliminated as the Series A Preferred Stock was retired in connection with the GPH Transaction.

(k) Historical loss per share of Company Common Stock is calculated based on weighted shares of 21,968,000 and 21,047,000 for the six months and year ended August 3, 1996 and February 3, 1996, respectively.

                NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL
                            STATEMENTS (CONTINUED)

                             (DOLLARS IN THOUSANDS)

(l) The pro forma loss for the six months and year ended August 3, 1996 and February 3, 1996, respectively, has been calculated based on the pro forma effect of the GPH Transaction, the issuance of the Preferred Securities and the Acquisition. The pro forma loss has been adjusted to reflect the 12% Series B Preferred Stock dividend. The pro forma loss per share of Company Common Stock has been calculated based on the historical weighted average shares outstanding as adjusted for the issuance of shares of Company Common Stock to Richard E. Snyder, the dividends of shares of Company Common Stock payable to the holder of the Series B Preferred Stock (based on August 3, 1996 closing stock price), shares issued in connection with the Acquisition and shares issued in connection with the Hallmark Investment. The resulting adjusted pro forma weighted average shares for the six months and year ended August 3, 1996 and February 3, 1996, are 26,285,000 and 25,283,000,
    respectively. All other common stock equivalents including warrants, options, Series A Preferred Stock and Series B Preferred Stock were deemed anti-dilutive.